Future Minimum Lease Payments under Capital Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Schedule of Capital Lease Obligations [Line Items]
2013	$ 13,781
2014	13,355
2015	2,593
2016	1,210
2017	335
Total minimum lease payments	31,274
Less amount representing interest	856
Capital Leases, Future Minimum Payments, Present Value of Net Minimum Payments, Total	$ 30,418